UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2025
Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)
Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive	McLean	Virginia	22102-3110
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 903-2000
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Executive Officer Compensation Changes
On June 13, 2025, the U.S. Federal Housing FHFA (the Federal Housing Finance Agency), as Conservator, approved changes to the compensation of Michael T. Hutchins, President and Interim CEO, under the Executive Management Compensation Program. This compensation change is in respect of his role as President; he is not receiving additional compensation for his service as our Interim CEO. His base salary remains unchanged at $600,000. His fixed deferred salary is $3,250,000 and his at-risk deferred salary is $1,650,000 effective April 7, 2025; and his fixed deferred salary will be $4,300,000 and his at-risk deferred salary will be $2,100,000 effective April 6, 2026.

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Freddie Mac Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/	Heidi L. Mason
Heidi L. Mason
EVP and General Counsel
Date: June 13, 2025

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Freddie Mac Form 8-K